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                                                                   Exhibit 10.16


                      ASSET PURCHASE AND LICENSE AGREEMENT

This Agreement (this "Agreement") is made and entered into as of November 10, 1999, by and between Polaroid Corporation, a Delaware corporation with its principal place of business at 784 Memorial Drive, Cambridge, Massachusetts 02139 ("Polaroid"), and Robotic Vision Systems, Inc., a Delaware corporation with its principal place of business at 5 Shawmut Road, Canton, Massachusetts 02021 ("RVSI").

      WHEREAS, Polaroid and RVSI are parties to that certain Product Development and Marketing Agreement, dated as of September 30, 1997 (the "Product Development Agreement"), pursuant to which Polaroid and RVSI agreed to develop, produce, manufacture and market a hand held commercial symbology imager for identification and machine vision applications (the "Imager") and related products.

      WHEREAS, pursuant to the terms and conditions of the Product Development Agreement, Polaroid and RVSI have developed, produced, manufactured and marketed the Imager and one or more related products. For purposes of this Agreement, the term "Imager Products" shall mean any product, including components and sub-systems of such products, the manufacture, use or sale of which would, but for the license granted herein, infringe or contribute to the infringement of one or more valid claims of the Imager Patents (as such term is defined immediately below). Under this Agreement, a claim shall be presumed valid unless and until it has been held invalid by a final judgement of a court of competent jurisdiction from which no appeal can be or is taken. For purposes of this Agreement, the term "Imager Patents" means those patents and patent applications set forth in Schedule 2.1(a), including U.S. and foreign patents, reissues, re-examinations and registrations; their pending U.S. and foreign patent applications and provisional applications and all divisions, continuations, and continuations-in-part of such applications; and all patents that may be subsequently granted on any such U.S. and foreign applications and all provisionals, reissues, extensions, re-examinations and registrations thereof.

      WHEREAS, Polaroid and RVSI now desire to terminate the Product Development Agreement and Polaroid desires to sell and convey to RVSI the assets of Polaroid relating to the Imager Product(s) which are herein defined as "Acquired Assets", and RVSI desires to purchase such assets and to grant to Polaroid a non-exclusive license to use certain of such Acquired Assets on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual agreements herein and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Termination of the Product Development Agreement

      1.1 Termination. Upon the Closing (as hereinafter defined) of this Agreement, the Product Development Agreement shall be terminated and shall immediately be null and void and of no further force and effect.

      1.2 Mutual Release. Each of Polaroid and RVSI hereby releases and discharges the other, its predecessors and affiliates, and the officers, directors, agents, representatives and employees of any of them, from and against any and all claims, demands, actions, suits and liabilities of any kind whatsoever either now have or may ever have had or will have against the other, whether or not now known, from the beginning of time to the date hereof, under or relating to the Product Development Agreement.
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2.    Purchase and Sale of Assets

      2.1 Assets Purchased. Subject to the terms and conditions of this Agreement, at the Closing, Polaroid shall sell, convey, transfer, assign and deliver to RVSI and RVSI shall purchase, acquire and accept from Polaroid (i) all of Polaroid's right, title and interest in the intellectual property assets set forth on Schedule 2.1(a) hereto including the Imager Patents (the "IP Acquired Assets"), and (ii) the other assets set forth on Schedule 2.1(b) attached hereto (the "Non-IP Acquired Assets" and, together with the IP Acquired Assets, the "Acquired Assets").

      2.2 No Assumption of Liabilities. Anything in this Agreement to the contrary notwithstanding, RVSI shall not assume, and shall not be deemed to have assumed, any liability or obligation of Polaroid whatsoever, known or unknown, fixed or contingent.

3.    Consideration and Payment

      Subject to the terms and conditions of this Agreement, in reliance upon Polaroid's representations, warranties and agreements contained herein, and in consideration of Polaroid's sale, assignment, transfer and delivery of the Acquired Assets at the Closing, RVSI shall pay Polaroid the following consideration:

      3.1 Purchase Price for Acquired Assets. The purchase price (the "Purchase Price") for the Acquired Assets shall be $2,000,000.

      3.2 Convertible Promissory Note and Registration Rights Agreement. At the Closing, RVSI shall execute and deliver to Polaroid a Convertible Promissory Note substantially in the form of Exhibit A attached hereto (the "Note"). As set forth in Subsection 5.2(d) herein, at the Closing of this Agreement Polaroid and RVSI shall enter into a Registration Rights Agreement substantially in the form of Exhibit B attached hereto (the "Registration Rights Agreement"), providing for registration rights of Polaroid with regard to shares of the Common Stock of RVSI received in connection with the Note.

      3.3   Royalties.

            (a) In addition to the Purchase Price payments set forth in Section
3.1 above, RVSI shall pay Polaroid, on a quarterly basis, a royalty on the Net Sales Price of any Imager Product(s) sold by RVSI following the date of this Agreement through and including the date that is ten (10) years from the date of this Agreement, at such rates as shall be determined pursuant to the royalty schedule set forth on Schedule 3.3 attached hereto, and as otherwise more fully set forth on such Schedule. Payments under this Section 3.3 shall be made within thirty (30) days following the last day of each fiscal quarter in which RVSI has sold any Imager Product(s) for which royalties are owed pursuant to this Section
3.3. Each royalty payment shall be accompanied by a report of RVSI setting forth the basis upon which payments have been calculated pursuant to this Section. In addition, RVSI shall provide Polaroid with an annual report within forty-five days of the end of each calendar year for which RVSI was obligated to pay royalties under this Section 3.3 (regardless of whether any royalties were payable for such year) setting forth the total royalties paid (and payable) for such year (indicating none if applicable) and the basis upon which such payments were calculated pursuant to this Section.



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            (b) For purposes of this Section 3.3, "Net Sales Price" shall mean the gross income received by RVSI or its affiliates for the Imager Product(s) sold or leased as determined in accordance with generally accepted accounting principles (GAAP), consistently applied; provided, however, that if Imager Product(s) are sold or leased in combination with other products, the Net Sales Price for the Imager Product in such a case shall be computed by multiplying the Net Sales Price of such combination product by a fraction, the numerator of which shall be the cost of the Imager Product(s) contained in such combination product and the denominator of which shall be the cost of the Imager Product(s) and all other products in the combination product as determined in accordance with generally accepted accounting principles consistently applied.

            (c) In the event that RVSI obtains income by sublicensing any of the IP Acquired Assets, such as patents, copyrights, know-how and trade secrets, to third parties over the ten (10) year period from the date of this Agreement, RVSI shall share such net sublicensing income equally with Polaroid on a 50/50 basis. Payments to Polaroid under this provision shall be made by RVSI on a quarterly basis after collection by RVSI.

            (d) RVSI shall keep and maintain complete and accurate books and records regarding the sales of Imager Products in sufficient detail to enable the payments due to Polaroid under this Section 3.3 to be determined. Polaroid may examine such books and records (or have an examination made by a certified public accountant of such books and records) for the purpose of verifying to Polaroid the accuracy of RVSI's reports and royalty payments as provided herein. Any such examination shall be conducted during RVSI's normal business hours and in such manner as not to unduly interfere with RVSI's business. Polaroid shall (and shall require its certified public accountants examining such books and records) to hold in absolute confidence any information obtained during the course of any such inspection, and neither Polaroid nor the certified public accountant shall disclose to any other person, firm or corporation (other than to the other) any information acquired as a result of any such inspection; provided, however, that nothing contained herein shall be construed to prevent Polaroid or the certified public accountant from supplying documents to or testifying in any court, tribunal or agency of competent jurisdiction with respect to the information obtained as a result of such examination in any action instituted to enforce Polaroid's rights under this Agreement.

4.    License to Polaroid With Regard to Certain Acquired Assets.

      4.1 License. RVSI hereby grants to Polaroid a non-exclusive, worldwide license in perpetuity to make, have made, use, sell, export or import and practice the technology set forth on Schedule 4.1 attached hereto (the "Licensed Technology") solely for use in the field of personal identification documents including, without limitation, passports and identification cards such as driver's licenses and credit cards. RVSI also grants Polaroid the right to grant sublicenses to third parties to make, have made, use, sell, export or import and practice the Licensed Technology for such applications.



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      4.2 Royalty.

            (a) Polaroid shall pay RVSI, on a quarterly basis, a royalty on the Net Sales Price of any products which incorporate the Licensed Technology ("Licensed Technology Products") sold by Polaroid following the date of this Agreement through and including the date that is ten (10) years from the date of this Agreement, at such rates as shall be determined pursuant to the royalty schedule set forth on Schedule 4.2 attached hereto, and as otherwise more fully set forth on such Schedule. Payments under this Section 4.2 shall be made within thirty (30) days following the last day of each fiscal quarter in which Polaroid has sold any Licensed Technology Product(s) for which royalties are owed pursuant to this Section 4.2. Each royalty payment shall be accompanied by a report of Polaroid setting forth the basis upon which payments have been calculated pursuant to this Section. In addition, Polaroid shall provide RVSI with an annual report within forty-five days of the end of each calendar year for which Polaroid was obligated to pay royalties under this Section 4.2 (regardless of whether any royalties were payable for such year) setting forth the total royalties paid (and payable) for such year (indicating none if applicable) and the basis upon which such payments were calculated pursuant to this Section.

            (b) For purposes of this Section 4.2, "Net Sales Price" shall mean the gross income received by Polaroid or its affiliates for the Licensed Technology Product(s) sold or leased as determined in accordance with generally accepted accounting principles (GAAP), consistently applied; provided, however, that if Licensed Technology Product(s) are sold or leased in combination with other products, the Net Sales Price for the Licensed Technology Product in such a case shall be computed by multiplying the Net Sales Price of such combination product by a fraction, the numerator of which shall be the cost of the Licensed Technology Product(s) contained in such combination product and the denominator of which shall be the cost of the Licensed Technology Product(s) and all other products in the combination product as determined in accordance with generally accepted accounting principles consistently applied.

            (c) In the event that Polaroid obtains income by sublicensing any of the Licensed Technology to third parties over the ten (10) year period from the date of this Agreement, Polaroid shall share such net sublicensing income equally with RVSI on a 50/50 basis. Payments to RVSI under this provision shall be made by Polaroid on a quarterly basis after collection by Polaroid.

            (d) Polaroid shall keep and maintain complete and accurate books and records regarding the sales of Licensed Technology Products in sufficient detail to enable the payments due to RVSI under this Section 4.2 to be determined. RVSI may examine such books and records (or have an examination made by a certified public accountant of such books and records) for the purpose of verifying to RVSI the accuracy of Polaroid's reports and royalty payments as provided herein. Any such examination shall be conducted during Polaroid's normal business hours and in such manner as not to unduly interfere with Polaroid's business. RVSI shall (and shall require its certified public accountants examining such books and records) to hold in absolute confidence any information obtained during the course of any such inspection, and neither RVSI nor the certified public accountant shall disclose to any other person, firm or corporation (other than to the other) any information acquired as a result of any such inspection; provided, however, that nothing contained herein shall be construed to prevent RVSI or the certified public accountant from supplying documents to or testifying in any court, tribunal or agency of competent jurisdiction with respect to the information obtained as a result of such examination in any action instituted to enforce RVSI's rights under this Agreement.

            (e) On and after the date that is ten (10) years from the date of this Agreement, the license granted in Section 4.1 shall become a fully-paid up and royalty free license and the obligations of Polaroid to pay any royalties under this Section 4.2 (other than on any Net Sales of Licensed Technology Products completed prior to such date) shall terminate and be of no further force and effect.



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5.    The Closing

      5.1 Time and Place. The Closing of the transactions contemplated by this Agreement shall take place at the offices of Polaroid at the time that this Agreement is signed (the "Closing") or at such other place, date or time that Polaroid and RVSI may agree.

      5.2 Transactions at Closing.  At the Closing:

            (a) Polaroid shall duly execute and deliver to RVSI such deeds, certificates, titles and other instruments of assignment and transfer with respect to the Acquired Assets as RVSI may reasonably request and as may be necessary to vest in RVSI good and marketable title to all of the Acquired Assets, in each case free of all restrictions, liens, claims and encumbrances of any kind or nature whatsoever, including without limitation a Patent Assignment substantially in the form of Exhibit C attached hereto.

            (b) Polaroid shall deliver or cause to be delivered to RVSI all of the contracts and agreements of Polaroid included in the Acquired Assets, with such assignments thereof and consents to assignments as are necessary to assure RVSI of the full benefit of the same, and all of the business records, books and records of Polaroid relating to the Acquired Assets.

            (c) RVSI shall execute and deliver the Note to Polaroid substantially in the Form of Exhibit A attached hereto.

            (d) RVSI shall execute and deliver to Polaroid the Registration Rights Agreement substantially in the form of Exhibit B attached hereto.

6.    Representations and Warranties of Polaroid

      Except as may be otherwise set forth on a schedule to this Agreement, Polaroid represents and warrants to RVSI as follows:

      6.1 Organization, Power and Standing. Polaroid is a corporation duly organized, validly existing and in good standing under the laws of Delaware with all requisite power and authority to own its properties and assets and to carry on its business as such business is now conducted.

      6.2 No Required Consents. No consents, approvals, authorization, declaration or filing, including without limitation any consent, approval or authorization of or declaration or filing with any governmental authority or any other person or entity is required on the part of Polaroid in connection with the execution and delivery of this Agreement and the Registration Rights Agreement, the sale of the Acquired Assets or the transactions provided for herein.



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      6.3 Power and Authority. Polaroid has full power and authority and has taken all required action necessary to permit it to execute and deliver this Agreement and the Registration Rights Agreement, to perform all of its obligations contained herein and therein and to carry out the transactions contemplated hereby and thereby, and none of such actions will violate any provisions of the charter or By-laws of Polaroid or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon the Acquired Assets under any agreement, mortgage, instrument, commitment order or judgment known to Polaroid to which Polaroid is a party or by which it may be bound, or to which the properties of Polaroid are subject, or violate any statute or law, or any judgment, decree, order, regulation or rule of any court or governmental authority. Polaroid is not now insolvent and the performance of its obligations under this Agreement will not render Polaroid insolvent or result in a fraudulent conveyance or transfer under any applicable law relating to bankruptcy or insolvency.

      6.4 Valid and Binding Obligation. This Agreement and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of Polaroid and constitute, and each other instrument or agreement to be executed and delivered by Polaroid in accordance herewith or therewith will constitute, the valid and binding agreement of Polaroid, enforceable against Polaroid in accordance with its respective terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      6.5 No Contracts or Obligations Affecting Acquired Assets. Polaroid has not entered into any contract, license agreement, lease or any other agreement which materially or adversely affects the rights of RVSI described in this Agreement.

      6.6 Rights and Interests in the Acquired Assets. Polaroid has good, valid and marketable rights and interests in all of the Non-IP Acquired Assets.

            6.6.1 Pursuant to this Agreement, Polaroid will transfer and assign the Non-IP Acquired Assets to RVSI free of all restrictions, liens, claims and encumbrances of any kind or nature whatsoever. No third party is owed any fee, royalty or other payment with respect to any of the Non-IP Acquired Assets. Pursuant to this Agreement, Polaroid will transfer all of Polaroid's right, title and interest in and to the IP Acquired Assets.

            6.6.2 Polaroid has complete and unrestricted power and the full and unqualified right to transfer, sell, assign and convey each and all of the Non-IP Acquired Assets pursuant hereto together with all rights, title and interests thereto without the consent of any other person or party and free and clear of all title defects or objections, liens, claims, mortgages, security interests, pledges, conditional sales or other title retention agreements, leases, charges, restrictions against transfer or assignment, and encumbrances, whatsoever (including without limitation any licenses or distribution rights).

            6.6.3 Any bills of sales, deeds, endorsements, assignments and other instruments executed and delivered by Polaroid will be valid and binding obligations of Polaroid, enforceable in accordance with their terms, and will effectively vest in RVSI all of Polaroid's rights and interests in all of the Acquired Assets.

      6.7 No Brokers. No finder, broker, agent, or other intermediary has acted for or on behalf of Polaroid in connection with the negotiation or consummation of the transactions contemplated by this Agreement.


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      Except for the representations and warranties of Polaroid explicitly set forth in this Agreement by Polaroid, RVSI acknowledges and agrees that the Acquired Assets are being conveyed and sold to RVSI on an "as is, where is" basis, without any representations and warranties and EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, REGARDING OR RELATING TO THE ACQUIRED ASSETS. POLAROID SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PURPOSE.


7.    Representations and Warranties of RVSI

      Except as may be otherwise set forth on a schedule to this Agreement, RVSI represents and warrants to Polaroid as follows:

      7.1 Organization, Power and Standing. RVSI is a corporation duly organized, validly existing and in good standing under the laws of Delaware with all requisite power and authority to own its properties and assets and to carry on its business as such business is now conducted.

      7.2 No Required Consents. No consents, approvals, authorization, declaration or filing, including without limitation any consent, approval or authorization of or declaration or filing with any governmental authority or any other person or entity is required on the part of RVSI in connection with the execution and delivery of this Agreement, the Registration Rights Agreement, the Note, the license to Polaroid of the Licensed Technology or the transactions provided for herein.

      7.3 Power and Authority. RVSI has full power and authority and has taken all required action necessary to permit it to execute and deliver this Agreement, the Registration Rights Agreement, and the Note, to perform all of its obligations contained herein and therein and to carry out the transactions contemplated hereby and thereby, and none of such actions will violate any provisions of the charter or By-laws of RVSI or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance under any agreement, mortgage, instrument, commitment order or judgment known to RVSI to which RVSI is a party or by which it may be bound, or to which the properties of RVSI are subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority. RVSI is not now insolvent and the performance of its obligations under this Agreement, the Registration Rights Agreement or the Note will not render RVSI insolvent or result in a fraudulent conveyance or transfer under any applicable law relating to bankruptcy or insolvency.

      7.4 Valid and Binding Obligation. This Agreement, the Registration Rights Agreement and the Note have been duly authorized by all necessary corporate action on the part of RVSI and constitute, and each other instrument or agreement to be executed and delivered by RVSI in accordance herewith or therewith will constitute, the valid and binding agreement of RVSI, enforceable against RVSI in accordance with its respective terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.


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      7.5 No Contracts or Obligations Affecting Licensed Technology. RVSI has
not entered into any contract, license agreement, lease or any other agreement which materially or adversely affects the rights of Polaroid to the Licensed Technology pursuant to Section 4 of this Agreement.

      7.6 No Brokers. No finder, broker, agent, or other intermediary has acted for or on behalf of Polaroid in connection with the negotiation or consummation of the transactions contemplated by this Agreement.

      7.7 Reservation of Stock. For so long as amounts under the Note remain outstanding and unpaid, RVSI shall reserve and maintain a sufficient number of shares of its Common Stock for issuance upon conversion of all outstanding principal and accrued but unpaid interest under the Note.

      Except for the representations and warranties of RVSI explicitly set forth in this Agreement by RVSI, Polaroid acknowledges and agrees that the Licensed Technology is being licensed to Polaroid on an "as is, where is" basis, without any representations and warranties and EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, REGARDING OR RELATING TO THE LICENSED TECHNOLOGY. RVSI SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PURPOSE.

8.    Additional Representations and Covenants

      8.1 Covenant of Further Assurances. Subject to the provisions of Section
8.3 herein, Polaroid shall, from time to time following the Closing, upon the reasonable request of RVSI and without further cost or expense to RVSI, execute, acknowledge, seal and deliver all such instruments and documents of conveyance and transfer, and do all such further things as RVSI may reasonably request to perfect the transfer and delivery to RVSI of all of the rights and interests in the Acquired Assets and to more effectively consummate the transactions contemplated hereby. RVSI shall, from time to time following the Closing, upon the reasonable request of Polaroid and without further cost or expense to Polaroid, execute, acknowledge, seal and deliver all such agreements, instruments and documents, and do all such further things as Polaroid may reasonably request to perfect the license of the Licensed Technology to Polaroid or to effect or perfect any permitted sublicense by Polaroid of any Licensed Technology to a third party and to more effectively consummate the transactions contemplated hereby.

      8.2 Recordation. RVSI shall be responsible, at its sole cost and expense, for the preparation, legalization and recording of any documents and for obtaining any third party or governmental approvals or consents which may be necessary to effect and record the assignment or transfer of Acquired Assets under this Agreement.

9.    Tax Treatment

      Polaroid and RVSI shall treat and report the transactions contemplated by this Agreement in all respects consistently for purposes of any federal, state or local tax, including without limitation with respect to calculation of gain, loss and basis. The parties hereto shall not take any actions or positions inconsistent with the obligations set forth herein. To the extent required, both RVSI and Polaroid agree to file with the Internal Revenue Service an IRS Form 8594 (Asset Acquisition Statement under Section 1060) with respect to the acquisition by RVSI of the Acquired Assets, with their respective federal income tax returns for the 1999 tax year.


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10.   Indemnification

      10.1 Indemnification by Polaroid. Polaroid shall indemnify and hold harmless RVSI and its officers, directors, employees, agents, representatives, advisors and consultants against any judgments, claims, demands, assessments, damages, liabilities, losses and expenses (including without limitation settlement costs and reasonable legal or other expenses for investigating, bringing or defending any actions or threatened actions) of any kind or nature whatsoever which may be sustained or suffered by RVSI (i) as a result of any breach of or falsity in any material respect as to any of the representations, warranties, covenants or agreements of Polaroid contained herein or provided pursuant hereto, or (ii) as to any claim based on or growing out of the Acquired Assets prior to the Closing the liability for which is not expressly assumed by RVSI hereunder.

      10.2 Indemnification by RVSI. RVSI shall indemnify and hold harmless Polaroid and its officers, directors, employees, agents, representatives, advisors and consultants against any judgments, claims, demands, assessments, damages, liabilities, losses and expenses (including without limitation settlement costs and reasonable legal or other expenses for investigating, bringing or defending any actions or threatened actions) of any kind or nature whatsoever which may be sustained or suffered by Polaroid (i) as a result of any breach of or falsity in any material respect as to any of the representations, warranties, covenants or agreements of RVSI contained herein or provided pursuant hereto, or (ii) as to any claim based on or growing out of the Acquired Assets after the Closing the liability for which is not retained by Polaroid hereunder.

      10.3 Notice; Defense of Claims. The indemnified party shall give written notice to the indemnifying party of each claim for indemnification hereunder, specifying the amount, if known, and the nature of the claim. The indemnifying party may participate, at its expense, in the defense of any such matter or its settlement and may review all settlements as to which there may be a claim for indemnification, or, if authorized by the indemnified party, the indemnifying party (if it so desires) may take over the defense of such matter with counsel reasonably acceptable to the indemnified party so long as such defense is competent and expeditious. At no expense to the indemnified party, the indemnified party shall make available to the indemnifying party such information as may be necessary to participate in such defense. Failure to give notice of a matter which may give rise to an indemnification claim shall not affect the rights of the indemnified party to indemnification from the indemnifying party.

      10.4 Limitation on Liabilities. Notwithstanding the foregoing, no indemnification obligations shall be owing unless and until the total liability relating to such indemnification obligations exceeds $25,000, with any amounts equal to or less than such $25,000 to be treated as a deductible payable by the indemnified party. In no event shall the liability of either Polaroid or RVSI under this Section 10 exceed the total of the Purchase Price and any payments, actual or payable, under Section 3 herein. The indemnified party may offset any payment obligations to the indemnifying party against any indemnification obligations owed to it by the indemnifying party.


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11.   Miscellaneous

      11.1 Survival of Representations, Warranties and Covenants. Notwithstanding any investigation conducted before or after the Closing and notwithstanding any actual or implied knowledge or notice of any fact or circumstance which RVSI or Polaroid may have as a result of such investigation or otherwise, each of RVSI and Polaroid shall be entitled to rely upon the representations, warranties and covenants of the other in this Agreement, and each of the representations, warranties and covenants contained in this Agreement or made in connection with the Closing hereunder shall survive the Closing for a period of six (6) months.

      11.2 Amendments, Waiver By Written Instrument. This Agreement may be amended, modified or supplemented, and any obligations hereunder may be waived, only by a written instrument executed by the party against which enforcement is sought. The waiver by either party hereto of a breach of any provisions of this Agreement shall not operate as a waiver of any subsequent breach. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such party preclude any other or further exercise thereof or the exercise of any right or remedy. All rights and remedies hereunder are cumulative and are not exclusive of any rights and remedies provided by law.

      11.3 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid: (i) if to Polaroid, to the address set forth at the beginning of this Agreement, Attention: Adam Jacobs, Corporate Counsel, and (ii) if to RVSI, to the address set forth at the beginning of this Agreement,
Attention: Curtis Howes, or to such other address as Polaroid or RVSI shall have specified by notice in writing. Notices provided in accordance with this Section
11.3 shall be deemed delivered upon personal delivery, one business day after being sent via reputable nationwide overnight courier service, or two business days after deposit in the mail.

      11.4 Expenses. Each party hereto shall pay its own expenses and taxes in connection with the transactions contemplated hereby.

      11.5 Integration. This Agreement (including all exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties in connection with such subject matter. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and permitted assigns.

      11.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts.

      11.7 Severabilty. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

      11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

      11.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other; provided, however, that either party may, without the consent of the other, assign its rights hereunder (i) to any of its affiliates and (ii) in the event of the acquisition of the assigning party or of all or any part of any product line or division using or contemplating the use of, in the case of RVSI, the Acquired Assets, or in the case of Polaroid, the Licensed Technology, to the person or entity acquiring the assigning party or such product line or division.

      11.10 Public Announcements. Polaroid and RVSI shall coordinate and work with each other with regard to the timing and content of any public releases regarding this Agreement and the transactions contemplated thereby. Neither party shall make any public announcement or release without the prior consent of the other; provided, however, that such consent (i) shall not be unreasonably withheld, and (ii) shall be deemed to be given by and at the date of any required disclosure or filing under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable state securities laws and any rules and regulations promulgated under any of them, in the event no response is received provided that the party seeking consent shall have made its best efforts to request such consent a reasonable period of time before such date.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as an agreement under seal as of the date first above written.

Polaroid Corporation                 Robotic Vision Systems, Inc.


By: /s/ William J. O'Neill, Jr.      By: /s/ Curtis Howes
_______________________________      _________________________________
Name: William J. O'Neill, Jr.        Name: Curtis Howes
Title:   Executive Vice President    Title: Vice President

                               SCHEDULE 2.1(a)
                                IMAGER PATENTS
                                      IN
                              IP ACQUIRED ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                  APPLICATION
    INTERNAL      SERIAL NO.           FILING                             TITLE                                    STATUS
   DOCKET NO.         OR                DATE
                  PATENT NO.

----------------------------------------------------------------------------------------------------------------------------------
C-8355             09/156,483           9/11/98       Multi-Modally Grippable Device and Method of Use              Pending
Polaroid
----------------------------------------------------------------------------------------------------------------------------------
C-356DES           29/093,498           9/11/98       Hand-Held Imager  - Design Application                        Pending
Polaroid
----------------------------------------------------------------------------------------------------------------------------------
C-8357             09/152,229           9/11/98       Optical Focusing Device and Method                            Pending
Polaroid
----------------------------------------------------------------------------------------------------------------------------------
C-8361             09/151,496           9/11/98       Variable Focus Optical System                                 Pending
Polaroid
----------------------------------------------------------------------------------------------------------------------------------
C-8374             09/226,980           1/8/99        Electrochemical Marking Stencil, Method and System            Pending
Polaroid
----------------------------------------------------------------------------------------------------------------------------------
RVCI-002           09/151,766           9/11/98       Symbology Imaging and Reading Apparatus and Method            Pending
RVSI
----------------------------------------------------------------------------------------------------------------------------------